Exhibit 99.1

Stanley Black & Decker Provides Update on Current Business Operations & Announces First Quarter Earnings Release Date

New Britain, Connecticut, April 2, 2020 … Stanley Black & Decker (NYSE: SWK) today provided an update on its current business operations and financial condition given the expanding impact of COVID-19.

The Company remains focused on successfully navigating through this unprecedented period by aligning the organization around key priorities:

•	First, and most importantly, ensuring the health and safety of our employees and supply chain partners

•	Maintaining business continuity and financial strength and stability

•	Serving our customers as they provide essential products and services to the world

•	Doing our part to help mitigate the impact of the virus across the globe

James M. Loree, President & CEO, commented, “Throughout our company’s 177-year history, Stanley Black & Decker has weathered a series of exogenous shocks and thrived. This is one of the most challenging crises our world has ever experienced. We are in a strong position as we face today’s challenges and are taking the necessary actions now to protect our employees and the business while positioning the Company to thrive into the future.”

To respond to the current environment, the Company has begun a comprehensive cost reduction and efficiency program. The program’s primary focus is to:

•	Adjust our supply chain and manufacturing labor base to match the current demand environment

•	Substantially reduce indirect spending (currently ~$1.7B annualized)

•	Reduce non-essential staffing in a manner that ensures we are prepared for a demand recovery at the appropriate time

•	Capture the significant raw material deflation opportunity that has recently emerged

In addition, the Company plans to temporarily suspend acquisition-related activity and reduce capital expenditures until the demand outlook is clearer. Additional detail will be provided on the Company’s first quarter earnings call.

Stanley Black & Decker believes it is in a strong financial position and has sufficient flexibility to navigate this volatile period:

•	Maintains strong investment grade credit ratings

•	Possesses substantial cash on-hand and manages a robust and highly rated commercial paper program

•	Carries $3 billion of revolving credit facilities backed by a well-capitalized, diversified bank group

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Has the ability to generate additional cash proceeds of $750 million in the second quarter upon the successful remarketing of its Series C Convertible Preferred Stock, pursuant to its 2017 Equity Units Transaction

As a result of the challenging and uncertain macro environment, the Company is withdrawing its previously announced guidance for 2020. The Company anticipates that COVID-19 driven demand disruptions will negatively impact results in 2020 and will provide an updated outlook in its first quarter earnings release.

Donald Allan Jr., Executive Vice President and CFO, commented, “We have stress tested our business for a wide variety of demand scenarios and have initiated the necessary actions and contingency plans to ensure we maintain a strong operational foundation and balance sheet during this unpredictable period. We are confident that once through this event we will be in a position to capitalize on a recovery.”

Release Date for First Quarter 2020 Earnings

The Company will broadcast its first quarter 2020 earnings conference call on Thursday, April 30, 2020. The call will begin at 8:00AM ET.

A news release outlining the financial results will be distributed before the market opens on Thursday, April 30, 2020. A slide presentation which will accompany the call will be available at www.stanleyblackanddecker.com and will remain available after the call.

The call and an accompanying slide presentation will be available through a live webcast on the “Investors” section of Stanley Black & Decker’s website, www.stanleyblackanddecker.com under the subheading “News & Events.” The event can also be accessed by telephone within the US at (877) 930-8285, from outside the U.S. at +1 (253) 336-8297. Please use the conference identification number 2168249. A replay will also be available two hours after the call and can be accessed on the “Investors” section of Stanley Black & Decker’s website, or at (855) 859-2056 / +1 (404) 537-3406 using the passcode 2168249.

Stanley Black & Decker, an S&P 500 company, is a diversified global provider of hand tools, power tools and related accessories, electronic security solutions, healthcare solutions, engineered fastening systems, and more. Learn more at www.stanleyblackanddecker.com.

Investor Contacts:

Dennis Lange

Vice President, Investor Relations

dennis.lange@sbdinc.com

(860) 827-3833

Cort Kaufman

Director, Investor Relations

cort.kaufman@sbdinc.com

(860) 515-2741

Media Contacts:

Shannon Lapierre

Vice President, Communications & Public Relations

shannon.lapierre@sbdinc.com

(860) 827-3575

CAUTIONARY STATEMENTS

Under the Private Securities Litigation Reform Act of 1995

This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including any projections or guidance of earnings, revenue or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements concerning proposed new products, services or developments; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements may include, among other, the words “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect,” “anticipate” or any other similar words.

Although the Company believes that the expectations reflected in any of its forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of its forward-looking statements. The Company’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, such as those disclosed or incorporated by reference in the Company’s filings with the Securities and Exchange Commission.

Important factors that could cause the Company’s actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in its forward-looking statements include, among others, the following: (i) successfully developing, marketing and achieving sales from new products and services and the continued acceptance of current products and services; (ii) macroeconomic factors, including global and regional business conditions (such as Brexit), commodity prices, inflation, and currency exchange rates; (iii) laws, regulations and governmental policies affecting the Company’s activities in the countries where it does business, including those related to tariffs, taxation, and trade controls; (iv) the economic environment of emerging markets, particularly Latin America, Russia, China and Turkey; (v) realizing the anticipated benefits of mergers, acquisitions, joint ventures, strategic alliances or divestitures, including the successful integration of the CAM acquisition into the Company and the return to production of the Boeing 737 MAX; (vi) pricing pressure and other changes within competitive markets; (vii) availability and price of raw materials, component parts, freight, energy, labor and sourced finished goods; (viii) the impact the tightened credit markets may have on the Company or its customers or suppliers; (ix) the extent to which the Company has to write off accounts receivable or assets or experiences supply chain disruptions in connection with bankruptcy filings by customers or suppliers; (x) the Company’s ability to identify and effectively execute productivity improvements and cost reductions; (xi) potential business and distribution disruptions, including those related to physical security threats, information technology or cyber-attacks, epidemics, sanctions or natural disasters; such as the effects of COVID-19 and the related impact on the Company’s liquidity and operations, including demand for its products, as well as the effectiveness of the Company’s associated cost-saving measures (xii) the continued consolidation of customers, particularly in consumer channels; (xiii) managing franchisee relationships; (xiv) the impact of poor weather conditions; (xv) maintaining or improving production rates in the Company’s manufacturing facilities, responding to significant changes in product demand and fulfilling demand for new and existing products; (xvi) changes in the competitive landscape in the Company’s markets; (xvii) the Company’s non-U.S. operations, including sales to non-U.S. customers; (xviii) the impact from demand changes within world-wide markets associated with homebuilding and remodeling; (xix) potential adverse developments in new or pending litigation and/or government investigations; (xx) changes in the Company’s ability to obtain debt on commercially reasonable terms and at competitive rates; (xxi) substantial pension and other postretirement benefit obligations; (xxii) potential environmental liabilities; (xxiii) work stoppages or other labor disruptions; and (xxiv) changes in accounting estimates.

Additional factors that could cause actual results to differ materially from forward-looking statements are set forth in the Annual Report on Form 10-K and in the Quarterly Report on Form 10-Q, including under the heading “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in the Consolidated Financial Statements and the related Notes.

Forward-looking statements in this press release speak only as of the date hereof, and forward-looking statements in documents attached that are incorporated by reference speak only as of the date of those documents. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

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